UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Ultra-Short Duration Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
37 Statement of Assets and Liabilities
39 Statement of Operations
41 Statement of Changes in Net Assets
42 Financial Highlights
47 Notes to Financial Statements
65 Report of Independent Registered Public Accounting Firm
66 Information About Your Fund's Expenses
67 Tax Information
68 Advisory Agreement Board Considerations and Fee Evaluation
73 Board Members and Officers
79 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Ultra-Short Duration Fund produced a total return of 2.21% for the 12 months ended October 31, 2013. The fund's benchmark, the Barclays Corporate 1-Year Duration Index, produced a total return of 0.76% for the same period.

About Spread Sectors
Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

As the fiscal period opened, the European debt crisis was beginning to recede to some degree as a concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable resolution and credit-sensitive sectors continued their trend of outperformance. This "search for yield" theme on the part of investors remained in place following the resolution at year-end of the U.S. "fiscal cliff" crisis. Positive sentiment for risk assets was further supported by continued improvement in key housing and employment measures.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to support interest rates at recent levels. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program.

In mid-September 2013, the Fed backed off of its earlier guidance, and suggested that the timing of its inevitable reduction in support for the bond market would continue to depend on overall conditions. The Fed cited the outlook for tight fiscal policy as a factor in its hesitancy to remove a source of support for the economy. Long rates eased in response, but still ended the fiscal period ending October 31, 2013 well above where they started.

Yields on intermediate- and long-term U.S. Treasuries ended the period significantly higher, rising from historically low levels. Specifically, the two-year yield went from 0.30% to 0.33%, the five-year from 0.72% to 1.30%, the 10-year from 1.72% to 2.55%, the 20-year from 2.46% to 3.33% and the 30-year from 2.85% to 3.63%.

For the 12 months ended October 31, 2013, credit spreads — the incremental yield offered by lower- quality vs. higher-quality fixed-income instruments — generally narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of extended monetary policy in support for the economy.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the fund's focus on credit-sensitive sectors helped relative performance. We held a significant position in investment-grade corporate issues throughout the year, rotating through industry sectors as relative valuation opportunities were presented.

In addition, our holdings of below-investment-grade, out-of-benchmark sectors such as high-yield corporate bonds added to performance, as valuations were supported by investors seeking incremental yield. Another positive contributor was our decision to increase exposure during the year to emerging-markets bonds, an area we viewed as attractively valued and as providing a diversification benefit to the fund. The weakness in emerging-market bonds in 2013 was predominately felt in longer- maturity bonds issued by high-quality sovereign issuers that were particularly impacted by the rise in interest rates. The short-dated emerging-markets corporate credit bonds which we have focused on have performed in line with similarly rated developed-market credits.

The fund also had exposure to securitized sectors including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). Within this group, performance was helped by the ABS and CMBS exposures, while the MBS sector lagged.

Outlook and Positioning

As of October 31, 2013, the bulk of the portfolio was allocated as follows: 36% to emerging-markets bonds; 27% to investment-grade corporate bonds; 15% to high-yield corporate bonds and leveraged loans; 13% total to commercial mortgage-backed securities (CMBS), agency and government-backed securities; residential mortgage-backed securities (MBS) and asset-backed securities (ABS); and 9% to cash. Throughout the period, we used derivative positions to keep the fund's overall duration between zero and 0.75, or less than a year.

"As 2013 progressed, the interest rate environment became a negative factor for bond prices overall."

We believe the market may be reading too much into the Fed's attempts to manage expectations when it comes to the duration and level of its bond purchases. A gradual reduction in support for the bond market is inevitable at some point. However, the Fed has indicated that it will weigh employment conditions heavily in determining policy. Given continued improvement in employment and below-target inflation, there would not appear to be any substantive reason for the Fed to initiate anything approaching a rapid reversal in policy.

Given this view, we remain comfortable with our overall emphasis on earning the higher yields available in credit sectors. Nonetheless, given market jitters about the direction of the economy and Fed policy, we continue to expect that savvy security selection will be the key to price performance going forward. Corporate fundamentals remain strong, and the recent rate increases have resulted in more attractive yields and valuations. We are looking for opportunities to add to our emerging-markets exposure as valuation opportunities present themselves.

As always, we continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Diversification neither assures a profit nor protects against loss.

Mortgage-backed securities (MBS) are secured by mortgage debt. Commercial mortgage- backed securities (CMBS) are secured by loans on commercial properties. Asset-backed securities (ABS) are secured by loans, credit or receivables, exclusive of mortgage debt.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	2.21%	3.40%	2.45%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-0.60%	2.83%	2.16%
Barclays Corporate 1-Year Duration Index†	0.76%	2.48%	2.70%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	1.31%	2.62%	1.71%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-1.68%	2.44%	1.71%
Barclays Corporate 1-Year Duration Index†	0.76%	2.48%	2.70%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	1.52%	2.65%	1.73%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.52%	2.65%	1.73%
Barclays Corporate 1-Year Duration Index†	0.76%	2.48%	2.70%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	2.41%	3.68%	2.59%
Barclays Corporate 1-Year Duration Index†	0.76%	2.48%	2.70%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	2.43%	3.66%	2.63%
Barclays Corporate 1-Year Duration Index†	0.76%	2.48%	2.70%

Prior to April 15, 2011 this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.03%, 1.86%, 1.81%, 0.89% and 0.80% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$9.02	$9.03	$9.02	$9.03	$9.03
10/31/12	$9.05	$9.06	$9.05	$9.06	$9.06
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.23	$.15	$.16	$.25	$.25
October Income Dividend	$.0181	$.0126	$.0121	$.0187	$.0193
SEC 30-day Yield‡‡	2.24%	1.62%	1.56%	2.46%	2.54%
Current Annualized Distribution Rate‡‡	2.41%	1.67%	1.61%	2.49%	2.56%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.37% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.40% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Portfolio as of October 31, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 54.6%
Consumer Discretionary 5.9%
Avis Budget Car Rental LLC, 4.875%, 11/15/2017		130,000	135,363
Carnival Corp., 1.875%, 12/15/2017		1,690,000	1,657,336
Columbus International, Inc., 144A, 11.5%, 11/20/2014		2,000,000	2,155,000
Daimler Finance North America LLC:
144A, 2.375%, 8/1/2018		3,535,000	3,562,485
6.5%, 11/15/2013		800,000	801,358
DIRECTV Holdings LLC:
1.75%, 1/15/2018		2,000,000	1,954,586
2.4%, 3/15/2017		500,000	508,572
DISH DBS Corp., 7.125%, 2/1/2016		1,400,000	1,547,000
Ford Motor Credit Co., LLC:
2.375%, 1/16/2018		3,000,000	3,017,175
3.984%, 6/15/2016		500,000	532,526
General Motors Co., 144A, 3.5%, 10/2/2018		765,000	780,300
General Motors Financial Co., Inc., 144A, 2.75%, 5/15/2016		35,000	35,263
Jarden Corp., 7.5%, 5/1/2017		315,000	364,613
L Brands, Inc., 6.9%, 7/15/2017		495,000	565,537
Lear Corp., 7.875%, 3/15/2018		204,000	216,240
Lennar Corp., 4.125%, 12/1/2018		120,000	120,300
NET Servicos de Comunicacao SA, 7.5%, 1/27/2020		3,000,000	3,240,000
News America, Inc., 7.6%, 10/11/2015		500,000	559,663
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018		1,240,000	1,217,897
RCI Banque SA:
144A, 3.5%, 4/3/2018		2,000,000	2,058,438
144A, 4.6%, 4/12/2016		560,000	594,776
Suburban Propane Partners LP, 7.5%, 10/1/2018		585,000	628,144
Time Warner Cable, Inc., 5.85%, 5/1/2017		2,500,000	2,754,302
Viacom, Inc., 2.5%, 9/1/2018		940,000	949,761
Wyndham Worldwide Corp., 2.95%, 3/1/2017		1,750,000	1,794,061
			31,750,696
Consumer Staples 1.4%
ConAgra Foods, Inc., 2.1%, 3/15/2018 (b)		475,000	474,779
Constellation Brands, Inc., 7.25%, 9/1/2016		120,000	136,950
Cott Beverages, Inc., 8.125%, 9/1/2018		90,000	97,087
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		3,500,000	3,666,250
Raizen Energy Finance Ltd., 144A, 7.0%, 2/1/2017		1,500,000	1,667,250
Safeway, Inc., 3.4%, 12/1/2016		200,000	206,390
Smithfield Foods, Inc., 7.75%, 7/1/2017		250,000	290,625
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	991,000
			7,530,331
Energy 5.8%
Afren PLC, 144A, 10.25%, 4/8/2019		1,800,000	2,061,000
Anadarko Petroleum Corp., 5.95%, 9/15/2016		250,000	282,419
Denbury Resources, Inc., 8.25%, 2/15/2020		570,000	627,000
DTEK Finance BV, 144A, 9.5%, 4/28/2015		322,000	322,483
El Paso LLC, 7.0%, 6/15/2017		100,000	112,890
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018		2,000,000	2,447,500
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016		300,000	315,850
Linn Energy LLC, 6.5%, 5/15/2019		160,000	159,600
Lukoil International Finance BV, 144A, 6.356%, 6/7/2017		2,000,000	2,238,600
ONEOK Partners LP, 3.2%, 9/15/2018		4,250,000	4,396,935
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		2,000,000	2,200,000
Petrobras Global Finance BV, 3.0%, 1/15/2019		3,000,000	2,854,776
Petroleos de Venezuela SA, Series 2015, 5.0%, 10/28/2015		1,500,000	1,301,250
Petroleos Mexicanos, 3.5%, 7/18/2018		2,000,000	2,045,000
Rosneft Finance SA, Series 6, 144A, 7.875%, 3/13/2018		3,000,000	3,483,750
Sibur Securities Ltd., 144A, 3.914%, 1/31/2018		2,000,000	1,955,000
Tesoro Corp., 4.25%, 10/1/2017		250,000	259,375
Transocean, Inc.:
2.5%, 10/15/2017		1,500,000	1,514,014
4.95%, 11/15/2015		300,000	321,611
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		2,000,000	2,085,000
Whiting Petroleum Corp., 6.5%, 10/1/2018		75,000	79,875
			31,063,928
Financials 24.5%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018		2,150,000	2,225,719
Akbank TAS, 144A, 3.875%, 10/24/2017		1,950,000	1,930,500
Alfa MTN Issuance Ltd., 8.0%, 3/18/2015		1,000,000	1,071,200
Ally Financial, Inc., 8.3%, 2/12/2015		1,400,000	1,517,250
American International Group, Inc., Series G, 5.85%, 1/16/2018 (b)		2,500,000	2,885,455
American Tower Corp.:
(REIT), 3.4%, 2/15/2019		2,410,000	2,440,074
(REIT), 4.625%, 4/1/2015		350,000	368,180
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		2,000,000	2,097,196
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015		1,335,000	1,344,464
Banco Bradesco SA, 144A, 4.5%, 1/12/2017 (b)		500,000	525,000
Banco de Bogota SA, 144A, 5.0%, 1/15/2017 (b)		2,000,000	2,107,000
Banco del Estado de Chile:
144A, 2.0%, 11/9/2017		3,500,000	3,437,416
2.03%, 4/2/2015		500,000	508,727
Banco do Brasil SA, 3.875%, 1/23/2017		3,000,000	3,087,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		500,000	505,000
Banco Santander Brasil SA:
144A, 4.625%, 2/13/2017 (b)		3,000,000	3,150,000
144A, 8.0%, 3/18/2016	BRL	2,000,000	834,747
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018		3,000,000	3,043,374
Bank of America Corp.:
2.6%, 1/15/2019		1,270,000	1,278,579
5.75%, 12/1/2017		2,000,000	2,286,738
Bank of India, 144A, 3.625%, 9/21/2018		2,000,000	1,939,200
Barclays Bank PLC, 144A, 2.5%, 9/21/2015		560,000	579,013
BBVA Banco Continental SA, 144A, 2.25%, 7/29/2016		2,500,000	2,493,750
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016		2,000,000	2,105,000
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		2,525,000	2,658,567
BNP Paribas SA:
2.375%, 9/14/2017		985,000	1,007,085
2.7%, 8/20/2018		2,825,000	2,892,616
Caixa Economica Federal:
144A, 2.375%, 11/6/2017		2,000,000	1,900,000
144A, 4.5%, 10/3/2018		2,000,000	2,010,000
Capital One Financial Corp., 3.15%, 7/15/2016		315,000	330,667
CIT Group, Inc., 144A, 5.5%, 2/15/2019		360,000	389,700
Citigroup, Inc.:
2.5%, 9/26/2018		2,760,000	2,783,968
2.65%, 3/2/2015		225,000	230,002
6.375%, 8/12/2014		407,000	424,859
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018 (b)		1,865,000	1,853,344
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018 (b)		2,000,000	2,232,400
Credit Agricole SA, 144A, 2.125%, 4/17/2018 (b)		3,000,000	2,994,930
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		2,000,000	2,114,000
E*TRADE Financial Corp., 6.0%, 11/15/2017		830,000	879,800
Export-Import Bank of Korea, 2.875%, 9/17/2018		3,000,000	3,052,446
General Electric Capital Corp., 5.0%, 5/15/2016		400,000	431,979
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017 (b)		3,000,000	3,150,000
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		520,000	530,181
HSBC U.S.A., Inc., 2.625%, 9/24/2018		1,090,000	1,119,962
ICICI Bank Ltd., 144A, 4.75%, 11/25/2016		1,500,000	1,560,609
ING Bank NV, 144A, 2.0%, 9/25/2015		1,750,000	1,777,492
ING U.S., Inc., 2.9%, 2/15/2018		3,000,000	3,061,683
IntercontinentalExchange Group, Inc., 2.5%, 10/15/2018		790,000	805,096
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		3,000,000	3,060,966
3.875%, 1/15/2019 (c)		885,000	888,514
Jefferies Group LLC, 5.125%, 4/13/2018		2,500,000	2,691,785
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	545,050
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015		300,000	323,498
Morgan Stanley:
3.8%, 4/29/2016		2,500,000	2,641,767
5.45%, 1/9/2017		1,000,000	1,114,154
Murray Street Investment Trust I, 4.647%, 3/9/2017		2,500,000	2,718,075
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		280,000	294,944
Nomura Holdings, Inc.:
2.0%, 9/13/2016		2,220,000	2,236,226
5.0%, 3/4/2015		155,000	162,544
ProLogis LP, (REIT), 2.75%, 2/15/2019		1,970,000	1,987,984
Prudential Financial, Inc., 6.2%, 1/15/2015		230,000	244,740
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		3,000,000	2,944,611
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		250,000	257,980
Skandinaviska Enskilda Banken AB, 144A, 1.75%, 3/19/2018		1,165,000	1,149,902
SLM Corp., 3.875%, 9/10/2015		600,000	621,000
Societe Generale SA, 2.625%, 10/1/2018		1,905,000	1,926,526
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		955,000	973,697
Svenska Handelsbanken AB, 2.5%, 1/25/2019		2,500,000	2,530,522
Swedbank AB, 144A, 1.75%, 3/12/2018		1,875,000	1,854,806
Tanner Servicios Financieros SA, 144A, 4.375%, 3/13/2018		2,000,000	1,948,380
The Charles Schwab Corp., 2.2%, 7/25/2018		1,020,000	1,033,930
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014		230,000	236,192
Turkiye Garanti Bankasi AS, 144A, 4.0%, 9/13/2017 (b)		2,000,000	1,987,500
Turkiye Halk Bankasi AS, 144A, 4.875%, 7/19/2017		1,000,000	1,012,500
Turkiye Is Bankasi, 144A, 3.875%, 11/7/2017		2,000,000	1,947,600
Turkiye Vakiflar Bankasi Tao, 144A, 5.75%, 4/24/2017		2,000,000	2,077,600
UBS AG, 144A, 2.25%, 3/30/2017		665,000	685,965
Union Bank NA, 2.625%, 9/26/2018		1,200,000	1,228,061
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018		2,000,000	1,998,369
Yapi ve Kredi Bankasi AS, 144A, 6.75%, 2/8/2017		2,500,000	2,659,375
			131,936,731
Health Care 0.9%
AbbVie, Inc., 1.75%, 11/6/2017		2,035,000	2,041,203
Actavis, Inc., 1.875%, 10/1/2017		450,000	448,886
Community Health Systems, Inc., 5.125%, 8/15/2018		550,000	572,000
Fresenius Medical Care U.S. Finance, Inc., 6.875%, 7/15/2017		250,000	282,500
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		1,130,000	1,137,349
Mallinckrodt International Finance SA, 144A, 3.5%, 4/15/2018		535,000	534,098
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		75,000	82,125
			5,098,161
Industrials 2.2%
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019 (b)		2,000,000	1,980,000
Andrade Gutierrez International SA, 144A, 4.0%, 4/30/2018 (b)		2,000,000	1,955,000
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014		385,000	394,220
BE Aerospace, Inc., 6.875%, 10/1/2020		385,000	424,463
Bombardier, Inc.:
144A, 4.25%, 1/15/2016		180,000	187,650
144A, 7.5%, 3/15/2018		385,000	436,012
CNH Capital LLC, 144A, 3.25%, 2/1/2017		265,000	267,650
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		265,000	285,206
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		500,000	501,279
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018 (b)		3,000,000	3,017,550
Total System Services, Inc., 2.375%, 6/1/2018		1,120,000	1,102,487
TransDigm, Inc., 7.75%, 12/15/2018		400,000	430,000
United Rentals North America, Inc.:
5.75%, 7/15/2018		90,000	96,525
9.25%, 12/15/2019		440,000	494,450
			11,572,492
Information Technology 1.9%
Arrow Electronics, Inc., 3.0%, 3/1/2018		2,000,000	2,037,312
Fidelity National Information Services, Inc., 2.0%, 4/15/2018		1,203,000	1,177,294
Jabil Circuit, Inc., 7.75%, 7/15/2016		360,000	411,300
NXP BV, 144A, 3.5%, 9/15/2016		335,000	343,375
Seagate HDD Cayman, 144A, 3.75%, 11/15/2018 (c)		750,000	750,000
STATS ChipPAC Ltd., 144A, 4.5%, 3/20/2018 (b)		1,250,000	1,248,500
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018		2,600,000	2,650,843
Unisys Corp., 6.25%, 8/15/2017		175,000	187,031
Xerox Corp., 6.75%, 2/1/2017		1,455,000	1,668,626
			10,474,281
Materials 6.0%
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017 (b)		1,455,000	1,458,412
144A, 9.375%, 4/8/2014		520,000	538,312
Ashland, Inc., 3.0%, 3/15/2016 (b)		275,000	280,844
Barrick Gold Corp., 2.5%, 5/1/2018 (b)		950,000	926,635
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,553,896
Clearwater Paper Corp., 7.125%, 11/1/2018		85,000	91,375
Evraz Group SA, 144A, 7.4%, 4/24/2017		2,500,000	2,581,250
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015 (b)		610,000	632,875
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018		1,455,000	1,451,031
Glencore Funding LLC, 144A, 2.5%, 1/15/2019		2,770,000	2,666,103
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,464,546
GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017 (b)		3,000,000	3,352,500
Koppers, Inc., 7.875%, 12/1/2019		390,000	423,150
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016 (b)		2,000,000	2,135,000
Metinvest BV, 144A, 10.25%, 5/20/2015		500,000	500,000
Novelis, Inc., 8.375%, 12/15/2017		340,000	363,800
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		2,870,000	2,879,502
Smurfit Kappa Acquisitions, 144A, 4.875%, 9/15/2018		200,000	205,000
Teck Resources Ltd., 3.0%, 3/1/2019		1,250,000	1,248,689
Vale Overseas Ltd., 5.625%, 9/15/2019		2,000,000	2,193,264
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019 (b)		2,000,000	1,930,000
Xstrata Finance Canada Ltd.:
144A, 2.7%, 10/25/2017		600,000	602,853
144A, 3.6%, 1/15/2017		1,000,000	1,041,648
			32,520,685
Telecommunication Services 3.3%
CC Holdings GS V LLC, 2.381%, 12/15/2017		670,000	663,248
CenturyLink, Inc., Series N, 6.0%, 4/1/2017 (b)		700,000	766,500
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		360,000	367,962
Digicel Ltd., 144A, 8.25%, 9/1/2017		450,000	468,675
Frontier Communications Corp., 8.125%, 10/1/2018		705,000	812,512
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		295,000	312,022
Intelsat Jackson Holdings SA:
7.25%, 4/1/2019		205,000	220,888
8.5%, 11/1/2019		375,000	411,562
MetroPCS Wireless, Inc., 7.875%, 9/1/2018		115,000	124,200
Pacnet Ltd., 144A, 9.25%, 11/9/2015		1,000,000	1,010,000
Sprint Communications, Inc., 6.0%, 12/1/2016		480,000	519,000
Telecom Italia Capital SA, 6.175%, 6/18/2014		332,000	341,077
Telefonica Emisiones SAU:
3.192%, 4/27/2018		2,010,000	2,039,463
6.421%, 6/20/2016		300,000	334,020
Telesat Canada, 144A, 6.0%, 5/15/2017		640,000	668,800
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		590,000	629,825
Verizon Communications, Inc., 3.65%, 9/14/2018		3,920,000	4,169,128
VimpelCom Holdings BV, 144A, 6.255%, 3/1/2017		3,000,000	3,195,000
Windstream Corp., 7.875%, 11/1/2017		585,000	669,094
			17,722,976
Utilities 2.7%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017		1,500,000	1,710,000
AES Corp., 7.75%, 10/15/2015		276,000	307,050
Ameren Corp., 8.875%, 5/15/2014		202,000	210,490
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		2,000,000	2,190,000
FirstEnergy Corp., Series A, 2.75%, 3/15/2018		2,400,000	2,352,384
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014		320,000	327,190
Korea Gas Corp., 144A, 2.25%, 7/25/2017		2,000,000	2,006,306
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015		1,500,000	1,547,505
Korea Western Power Co., Ltd., 144A, 3.125%, 5/10/2017		2,000,000	2,060,790
Majapahit Holding BV, 144A, 7.75%, 10/17/2016		500,000	560,000
PPL Capital Funding, Inc., 1.9%, 6/1/2018		1,310,000	1,293,496
			14,565,211
Total Corporate Bonds (Cost $292,701,419)			294,235,492

Mortgage-Backed Securities Pass-Throughs 0.7%
Federal National Mortgage Association:
2.476%*, 9/1/2038		199,067	210,618
3.0%, with various maturities from 5/1/2027 until 6/1/2027		2,677,175	2,784,793
4.5%, 4/1/2023		98,002	104,050
Government National Mortgage Association:
6.5%, with various maturities from 8/20/2034 until 2/20/2039		489,269	551,299
7.0%, 6/20/2038		16,438	19,259
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,655,983)			3,670,019

Asset-Backed 2.6%
Automobile Receivables 0.4%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		1,000,000	1,036,367
"D", Series 2011-1, 4.26%, 2/8/2017		1,000,000	1,041,267
			2,077,634
Credit Card Receivables 0.8%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		3,460,386	3,460,386
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018		294,000	306,848
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018		326,000	338,271
			4,105,505
Home Equity Loans 0.6%
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		292,118	278,532
JPMorgan Mortgage Acquisition Trust, "A2", Series 2007-CH4, 0.239%*, 12/25/2029		607,669	603,901
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.549%*, 9/25/2036		652,372	632,088
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.124%*, 2/25/2035		606,478	601,722
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052		391,746	389,862
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035		112,622	113,761
"AF1", Series 2006-4, 5.545%, 1/25/2037		61,746	35,475
"AF2", Series 2006-3, 5.58%, 11/25/2036		333,108	200,559
"AF1", Series 2007-2, 5.893%, 6/25/2037		352,541	196,041
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		126,667	126,903
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029		13,505	13,208
			3,192,052
Manufactured Housing Receivables 0.1%
Green Tree Financial Corp., "A5", Series 1994-2, 8.3%, 5/15/2019		7,203	7,295
Mid-State Trust, "A", Series 4, 8.33%, 4/1/2030		694,180	723,596
			730,891
Miscellaneous 0.7%
Carrington Mortgage Loan Trust, "A1", Series 2007-RFC1, 0.229%*, 12/25/2036		3,089,030	3,014,223
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.515%*, 5/1/2022		750,000	711,083
			3,725,306
Total Asset-Backed (Cost $14,094,690)			13,831,388

Commercial Mortgage-Backed Securities 4.9%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.055%*, 7/10/2044		625,000	644,733
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, "E", Series 2012-CLRN, 144A, 3.374%*, 8/15/2029		1,000,000	1,005,818
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		710,000	740,788
"A4", Series 2005-PW10, 5.405%, 12/11/2040		1,000,000	1,066,050
Commercial Mortgage Trust:
"A2", Series 2007-GG9, 5.381%, 3/10/2039		857,914	878,327
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		291,374	302,116
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040		2,409,914	2,591,303
Credit Suisse First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039		399,720	408,242
"A4", Series 2005-C1, 5.014%, 2/15/2038		586,382	605,409
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-TF2A , 144A, 0.354%*, 4/15/2022		533,773	525,653
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.174%*, 3/15/2018		300,000	301,260
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039		559,013	570,612
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2005-LDP1, 4.625%, 3/15/2046		14,095	14,108
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		700,000	744,279
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		657,500	699,744
"A4", Series 2006-CB14, 5.481%, 12/12/2044		620,000	666,493
"AM", Series 2006-CB16, 5.593%, 5/12/2045		500,000	552,719
"A4", Series 2006-LDP7, 5.863%*, 4/15/2045		620,000	680,168
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		720,000	755,720
"AM", Series 2005-C5, 5.017%, 9/15/2040		620,000	660,192
"E", Series 2000-C5, 7.29%, 12/15/2032		3,379,000	3,372,066
Morgan Stanley Capital I Trust, "A4B", Series 2005-IQ10, 5.284%, 9/15/2042		620,000	656,185
Morgan Stanley Re-REMIC Trust, "A4B", Series 2010-GG10, 144A, 5.799%*, 8/15/2045		3,000,000	3,323,136
Prudential Commercial Mortgage Trust, "E", Series 2003-PWR1,144A, 5.259%*, 2/11/2036		1,815,893	1,815,864
SMA Issuer I LLC, "A", Series 2012-LV1, 144A, 3.5%, 8/20/2025		232,283	233,142
Wachovia Bank Commercial Mortgage Trust:
"B", Series 2005-C17, 5.287%, 3/15/2042		2,000,000	2,083,500
"A4", Series 2005-C22, 5.289%*, 12/15/2044		620,000	663,278
Total Commercial Mortgage-Backed Securities (Cost $26,529,987)			26,560,905

Collateralized Mortgage Obligations 2.2%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		203,578	208,489
Citicorp Mortgage Securities, Inc., "3A1", Series 2005-4, 5.0%, 7/25/2035		6,151	6,128
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 3.008%, 1/12/2030		1,000,000	985,610
Countrywide Alternative Loan Trust, "A4", Series 2002-11, 6.25%, 10/25/2032		2,342	2,394
Countrywide Home Loan Mortgage Pass Through Trust, "5A1", Series 2005-HY10, 5.129%*, 2/20/2036		360,389	313,997
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.429%*, 8/28/2047		380,800	379,747
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.718%*, 2/25/2048		81,860	81,979
Federal Home Loan Mortgage Corp.:
"AI", Series 3953, Interest Only, 3.0%, 2/15/2025		1,433,215	97,079
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022		255,514	1,848
"CI", Series 3880, Interest Only, 3.5%, 1/15/2025		1,397,381	97,950
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018		1,703,039	127,346
"JI", Series 3414, Interest Only, 4.5%, 3/15/2022		823,489	25,393
"XS", Series 2470, Interest Only, 6.826%**, 2/15/2031		1,368,578	267,249
"LA", Series 1343, 8.0%, 8/15/2022		77,917	89,197
"PK", Series 1751, 8.0%, 9/15/2024		280,322	324,514
Federal National Mortgage Association:
"21", Series 343, Interest Only, 4.0%, 9/1/2018		638,893	39,993
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023		467,355	9,615
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		485,317	14,446
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		249,865	18,122
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024		239,027	9,036
"27", Series 351, Interest Only, 5.0%, 4/1/2019		479,061	37,209
"2", Series 350, Interest Only, 5.5%, 3/1/2034		395,286	59,880
First Horizon Mortgage Pass-Through Trust, "1A17", Series 2003-7, Principal Only, Zero Coupon, 9/25/2033		475,732	390,140
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		8,760,188	924,120
"CI", Series 2009-29, Interest Only, 4.5%, 4/20/2034		94,708	1,426
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038		430,495	43,731
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038		1,913,101	161,260
"NI", Series 2010-166, Interest Only, 4.5%, 4/20/2039		410,848	70,940
"IB", Series 2010-105, Interest Only, 4.5%, 1/16/2040		546,631	92,403
"PI", Series 2010-166, Interest Only, 5.0%, 4/16/2040		690,232	124,693
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		1,299,549	263,386
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		107,057	107,508
MASTR Asset Securitization Trust, "8A4", Series 2003-4, 4.75%, 5/25/2018		61,422	62,106
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.228%*, 12/25/2034		94,228	95,926
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		151,977	156,770
"A6", Series 2002-QS19, 5.125%, 12/25/2032		40,662	41,007
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032		317,294	330,469
Structured Agency Credit Risk Debt Notes, "M1", Series 2013-DN1, 3.579%*, 7/25/2023		2,864,773	2,952,195
Vericrest Opportunity Loan Transferee, "M1", Series 2012-NL3A, 144A, 5.0%, 11/25/2060		2,250,000	2,236,182
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.403%*, 5/25/2035		399,231	397,494
"2A3", Series 2003-S6, 4.75%, 7/25/2018		117,512	121,052
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		156,361	159,425
Wells Fargo Mortgage Backed Securities Trust, "2A6", Series 2005-11, 5.5%, 11/25/2035		157,289	156,444
Total Collateralized Mortgage Obligations (Cost $12,456,251)			12,085,898

Government & Agency Obligations 12.6%
Other Government Related (d) 6.9%
AK Transneft OJSC, 144A, 8.7%, 8/7/2018		2,000,000	2,445,000
Alfa Bank OJSC, 144A, 7.875%, 9/25/2017		1,000,000	1,121,240
Bank of Moscow, 144A, 6.699%, 3/11/2015		2,000,000	2,104,400
Bank of Moscow OJSC, 6.02%, 5/10/2017		1,500,000	1,547,850
Dexia Credit Local, 144A, 2.75%, 1/10/2014		500,000	502,077
Eksportfinans ASA, 3.0%, 11/17/2014		500,000	501,750
Gazprom OAO, 144A, 8.146%, 4/11/2018		3,000,000	3,532,500
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		2,000,000	1,885,000
Novolipetsk Steel OJSC, 144A, 4.45%, 2/19/2018		2,000,000	2,000,000
Qatari Diar Finance Co., 144A, 3.5%, 7/21/2015		880,000	912,235
Rosneft Oil Co., 144A, 3.149%, 3/6/2017		3,000,000	3,022,500
Russian Agricultural Bank OJSC, 144A, 5.1%, 7/25/2018		2,000,000	2,045,400
Russian Railways, 5.739%, 4/3/2017		2,000,000	2,152,500
Sberbank of Russia, 144A, 4.95%, 2/7/2017		3,000,000	3,187,500
Severstal OAO, 144A, 4.45%, 3/19/2018 (b)		2,000,000	1,970,000
Uralkali OJSC, 144A, 3.723%, 4/30/2018 (b)		2,000,000	1,925,000
Vnesheconombank, 144A, 5.375%, 2/13/2017		3,000,000	3,204,600
VTB Bank OJSC, 144A, 6.875%, 5/29/2018		3,000,000	3,305,400
			37,364,952
Sovereign Bonds 3.5%
Banco Nacional de Desenvolvimento Economico e Social:
144A, 3.375%, 9/26/2016		1,000,000	1,010,000
144A, 6.5%, 6/10/2019		1,000,000	1,103,750
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,600,000	2,486,250
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		620,000	654,124
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018		2,000,000	1,872,000
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018		2,000,000	1,995,000
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,300,000	1,301,625
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017		2,000,000	2,133,840
Republic of Hungary, 4.125%, 2/19/2018		2,000,000	2,020,000
Republic of Slovenia, 144A, 4.75%, 5/10/2018		1,200,000	1,185,000
Republic of South Africa, 6.875%, 5/27/2019		2,000,000	2,310,000
Ukraine Government, 144A, 6.875%, 9/23/2015		500,000	457,500
			18,529,089
U.S. Government Sponsored Agency 0.1%
Federal Home Loan Bank, 1.0%, 6/21/2017		445,000	445,579
U.S. Treasury Obligations 2.1%
U.S. Treasury Bill, 0.035%***, 2/13/2014 (e)		614,000	613,912
U.S. Treasury Notes:
0.25%, 2/15/2015		460,000	460,287
0.75%, 6/15/2014		5,000,000	5,019,725
0.75%, 3/31/2018		190,000	186,838
0.875%, 1/31/2017		5,000,000	5,028,125
			11,308,887
Total Government & Agency Obligations (Cost $67,887,638)			67,648,507

Loan Participations and Assignments 12.0%
Senior Loans*
Academy Ltd., Term Loan, 4.5%, 8/3/2018		982,575	991,325
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 8.25%, 6/18/2018		857,143	869,464
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019		1,586,481	1,594,414
American Petroleum Tankers LLC, Term Loan B, 4.75%, 10/2/2019		455,556	457,264
AMN Healthcare, Inc., Term Loan B, 3.75%, 4/5/2018		374,050	376,233
Aptalis Pharma, Inc., Term Loan B, 6.0%, 9/18/2020		750,000	755,629
Arris Group, Inc., Term Loan B, 3.5%, 4/17/2020		995,000	994,587
Asurion LLC, Term Loan B1, 4.5%, 5/24/2019		746,241	747,692
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		894,728	903,680
AWAS Finance Luxembourg S.A.R.L., Term Loan B, 3.5%, 6/10/2016		391,540	393,302
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019		754,286	759,060
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		492,513	497,438
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		500,000	503,750
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		497,500	496,259
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		766,512	772,622
Chrysler Group LLC, Term Loan B, 4.25%, 5/24/2017		977,500	987,886
Clear Channel Communications, Inc., Term Loan B, 3.818%, 1/29/2016		379,133	368,843
Clearwater Seafoods LP, Term Loan B, 4.75%, 6/24/2019		432,250	435,764
ClientLogic Corp., Term Loan, 6.996%, 1/30/2017		500,000	503,750
Collective Brands Finance, Inc., Term Loan, 7.25%, 10/9/2019		992,500	995,602
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan, 5.0%, 4/16/2020		498,750	495,009
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020		500,000	501,875
Cumulus Media Holdings, Inc., First Lien Term Loan, 4.5%, 9/17/2018		890,664	898,012
Cunningham Lindsey U.S., Inc., First Lien Term Loan, 5.0%, 12/10/2019		496,250	498,111
Dell, Inc., Term Loan B, 4.5%, 4/30/2020		1,000,000	995,625
Digital Generation, Inc., Term Loan B, 7.25%, 7/26/2018		794,439	798,745
Drillships Financing Holding, Inc., Term Loan B1, 4.6%, 3/31/2021		498,750	507,635
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020		498,750	499,842
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016		468,716	469,888
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/2018		498,745	502,610
Entravision Communications Corp., Term Loan, 3.5%, 5/29/2020		500,000	491,563
Equipower Resources Holdings LLC, Term Loan C, 4.25%, 12/31/2019		997,500	1,004,672
Essential Power LLC, Term Loan B, 4.25%, 8/8/2019		1,107,902	1,107,902
Exopack LLC, Term Loan, 5.0%, 5/31/2017		977,500	992,773
Fairmount Minerals Ltd., Term Loan B2, 5.0%, 9/5/2019		500,000	505,895
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		495,009	498,566
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020		500,000	509,885
First Data Corp., Term Loan B, 4.17%, 3/23/2018		500,000	501,295
Focus Brands, Inc., Term Loan, 4.25%, 2/21/2018		410,683	411,326
Generac Power Systems, Inc., Term Loan B, 3.5%, 5/29/2020		435,298	434,845
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020		348,250	347,205
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019		1,490,616	1,314,306
Grocery Outlet, Inc., Term Loan B1, 5.5%, 12/10/2018		497,684	500,172
Hub International Ltd., Term Loan B, 4.75%, 10/2/2020		500,000	505,090
Hudson's Bay Co., Term Loan B, 4.75%, 10/7/2020		500,000	507,422
Hyland Software, Inc., First Lien Term Loan, 5.5%, 10/25/2019		496,250	499,352
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016		977,500	980,545
Ineos U.S. Finance LLC, 6 year Term Loan, 4.0%, 5/4/2018		739,239	742,847
iPayment, Inc., Term Loan B, 6.75%, 5/8/2017		465,194	454,727
Istar Financial, Inc., Term Loan, 4.5%, 10/16/2017		400,389	403,392
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		500,000	500,000
JC Penney Corp., Inc., First Lien Term Loan, 6.0%, 5/22/2018		748,125	725,629
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020		327,821	331,168
Liberty Cablevision of Puerto Rico LLC, First Lien Term Loan B, 6.0%, 6/9/2017		488,750	491,499
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019		486,895	491,915
Luxlas Fund LP, Term Loan B, 4.5%, 8/14/2017		817,391	818,671
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/8/2020		997,500	1,003,271
Media Holdco LP, Term Loan B, 7.25%, 7/24/2018		894,245	898,716
Mohegan Tribal Gaming Authority, Term Loan B, 9.0%, 3/31/2016		500,000	512,915
NEP/NCP Holdco, Inc., Term Loan, 4.75%, 1/22/2020		1,488,750	1,496,938
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020		500,000	515,000
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017		660,094	620,211
Nine Entertainment Group Ltd., Term Loan, 3.5%, 2/5/2020		500,000	501,250
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019		498,734	463,199
North American Breweries Holdings LLC, Term Loan B, 7.5%, 12/11/2018		496,250	502,453
Oberthur Technologies Holding SAS, Term Loan B, 5.75%, 9/23/2019		500,000	502,760
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.75%, 5/23/2019		748,125	750,930
P2 Upstream Acquisition Co., First Lien Term Loan, 9.0%, 10/30/2020		250,000	248,750
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020		500,000	499,740
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017		994,885	1,002,347
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		995,000	995,751
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018		987,798	992,120
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/25/2020		500,000	503,038
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/28/2018		495,000	499,987
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/2018		497,494	503,277
Sabre, Inc., Term Loan B2, 4.5%, 2/19/2019		500,000	501,095
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		1,000,000	1,009,535
Springer Science+Business Media Deutschland GmbH, Term Loan B2, 5.0%, 8/14/2020		500,000	500,860
Springleaf Financial Funding Co., Term Loan B2, 4.75%, 9/25/2019		1,000,000	1,012,080
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.0%, 4/23/2020		255,893	256,852
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		995,000	1,004,950
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		995,000	1,005,547
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018		515,365	520,599
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		764,597	765,553
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017		878,303	878,303
Toys 'R' Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016		939,512	880,497
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018		493,750	494,984
TriNet Group, Inc., Term Loan B1, 4.0%, 8/12/2016		500,000	500,313
U.S. Airways Group, Inc., Term Loan B1, 4.25%, 5/23/2019		1,000,000	1,003,545
U.S. Finco LLC, First Lien Term Loan, 4.0%, 5/29/2020		498,750	499,685
U.S. Foods, Inc., Term Loan, 4.5%, 3/29/2019		488,775	491,280
U.S. Silica Co., Term Loan B, 4.0%, 7/17/2020		498,750	500,620
UPC Financing Partnership, Term Loan AH, 3.25%, 6/30/2021		1,000,000	996,355
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017		248,125	249,055
World Kitchen, Inc., Term Loan B, 5.5%, 3/4/2019		942,632	947,934
Zayo Group LLC, Term Loan B, 4.5%, 7/2/2019		987,500	993,879
Total Loan Participations and Assignments (Cost $64,359,664)			64,670,752

	Shares	Value ($)

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $26,835,735)	26,835,735	26,835,735

Cash Equivalents 9.0%
Central Cash Management Fund, 0.06% (f)	43,777,866	43,777,866
DWS Variable NAV Money Fund, 0.22% (f)	500,400	5,004,498
Total Cash Equivalents (Cost $48,782,364)		48,782,364

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $557,303,731)†	103.6	558,321,060
Other Assets and Liabilities, Net	(3.6)	(19,380,248)
Net Assets	100.0	538,940,812

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

** These securities are shown at their current rate as of October 31, 2013.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $557,304,982. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $1,016,078. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,493,324 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,477,246.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $25,958,779, which is 4.8% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At October 31, 2013, the Fund had an unfunded loan commitment of $500,018, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Media General, Inc., Delayed Draw Term Loan B, 7/31/2020	500,018	502,970	2,952

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/31/2013	635	77,271,563	(1,538,935)

At October 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/22/2009 9/20/2014	1,000,000	1	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	49,502	(15,948)	65,450

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/14/2014 4/12/2016	100,000,000	2	Fixed — 0.57%	Floating — LIBOR	29,980	—	29,980
4/14/2014 4/12/2016	100,000,000	3	Fixed — 0.57%	Floating — LIBOR	29,980	(4,074)	34,054
4/14/2014 4/12/2019	25,000,000	4	Fixed — 1.315%	Floating — LIBOR	493,605	23,739	469,866
4/14/2014 4/12/2019	25,000,000	5	Fixed — 1.315%	Floating — LIBOR	493,605	(21,629)	515,234
Total unrealized appreciation							1,049,134

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 The Goldman Sachs & Co.

3 Barclays Bank PLC

4 Nomura International PLC

5 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

Currency Abbreviations
BRL Brazilian Real USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$294,235,492	$—	$294,235,492
Mortgage-Backed Securities Pass-Throughs	—	3,670,019	—	3,670,019
Asset-Backed	—	10,371,002	3,460,386	13,831,388
Commercial Mortgage-Backed Securities	—	26,560,905	—	26,560,905
Collateralized Mortgage Obligations	—	12,085,898	—	12,085,898
Government & Agency Obligations	—	67,648,507	—	67,648,507
Loan Participations and Assignments	—	64,670,752	—	64,670,752
Short-Term Investments (j)	75,618,099	—	—	75,618,099
Unfunded Loan Commitment	—	2,952	—	2,952
Derivatives (k)
Credit Default Swap Contracts	—	65,450	—	65,450
Interest Rate Swap Contracts	—	1,049,134	—	1,049,134
Total	$75,618,099	$480,360,111	$3,460,386	$559,438,596
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$(1,538,935)	$—	$—	$(1,538,935)
Total	$(1,538,935)	$—	$—	$(1,538,935)

During the year ended October 31, 2013, the amount of transfers between Level 3 and Level 2 was $974,581. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $481,685,632) — including $25,958,779 of securities loaned	$482,702,961
Investment in Daily Assets Fund Institutional (cost $26,835,735)*	26,835,735
Investment in affiliated DWS Funds (cost $48,782,364)	48,782,364
Total investments in securities, at value (cost $557,303,731)	558,321,060
Cash	7,018
Foreign currency, at value (cost $136,749)	139,670
Deposit from broker on swap contracts	1,028,000
Receivable for investments sold	7,210,112
Receivable for Fund shares sold	8,542,163
Interest receivable	4,080,435
Unrealized appreciation on unfunded loan commitments	2,952
Unrealized appreciation on swap contracts	1,114,584
Upfront payments paid on swap contracts	23,739
Due from Advisor	7,996
Other assets	38,811
Total assets	580,516,540
Liabilities
Payable upon return of securities loaned	26,835,735
Payable for investments purchased	9,847,342
Payable for investments purchased — when-issued securities	1,634,832
Payable upon return of deposit for swap contracts	1,028,000
Payable for Fund shares redeemed	1,395,789
Payable for variation margin on futures contracts	5,088
Upfront payments received on swap contracts	41,651
Distributions payable	133,984
Accrued management fee	178,391
Accrued Trustees' fees	5,525
Other accrued expenses and payables	469,391
Total liabilities	41,575,728
Net assets, at value	$538,940,812

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(89,906)
Net unrealized appreciation (depreciation) on: Investments	1,017,329
Swap contracts	1,114,584
Futures	(1,538,935)
Unfunded loan commitments	2,952
Foreign currency	2,754
Accumulated net realized gain (loss)	(22,931,940)
Paid-in capital	561,363,974
Net assets, at value	$538,940,812
Net Asset Value
Class A Net Asset Value and redemption price per share ($223,352,851 ÷ 24,764,608 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.02
Maximum offering price per share (100 ÷ 97.25 of $9.02)	$9.28
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,176,481 ÷ 130,280 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.03
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($58,975,058 ÷ 6,539,234 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.02
Class S Net Asset Value, offering and redemption price per share ($199,489,984 ÷ 22,100,869 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.03
Institutional Class Net Asset Value, offering and redemption price per share ($55,946,438 ÷ 6,195,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$12,533,971
Income distributions from affiliated Funds	35,131
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,198
Total income	12,601,300
Expenses: Management fee	1,473,508
Administration fee	368,507
Services to shareholders	469,544
Distribution and service fees	867,595
Custodian fee	86,924
Professional fees	124,997
Reports to shareholders	53,953
Registration fees	106,864
Trustees' fees and expenses	17,855
Other	36,929
Total expenses before expense reductions	3,606,676
Expense reductions	(14,400)
Total expenses after expense reductions	3,592,276
Net investment income	9,009,024
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	945,549
Swap contracts	(1,032,577)
Futures	407,607
Written options	17,205
Foreign currency	26,709
364,493
Change in net unrealized appreciation (depreciation) on: Investments	(2,149,083)
Swap contracts	1,917,896
Unfunded loan commitments	2,952
Futures	(1,528,310)
Foreign currency	(7,165)
(1,763,710)
Net gain (loss)	(1,399,217)
Net increase (decrease) in net assets resulting from operations	$7,609,807

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$9,009,024	$5,463,516
Net realized gain (loss)	364,493	(112,371)
Change in net unrealized appreciation (depreciation)	(1,763,710)	3,040,685
Net increase (decrease) in net assets resulting from operations	7,609,807	8,391,830
Distributions to shareholders from: Net investment income: Class A	(4,040,351)	(2,620,059)
Class B	(18,317)	(45,657)
Class C	(813,557)	(849,208)
Class S	(3,014,791)	(980,424)
Institutional Class	(1,157,771)	(768,788)
Total distributions	(9,044,787)	(5,264,136)
Fund share transactions: Proceeds from shares sold	510,372,898	131,294,747
Reinvestment of distributions	7,701,754	4,442,146
Payments for shares redeemed	(189,323,419)	(80,933,317)
Net increase (decrease) in net assets from Fund share transactions	328,751,233	54,803,576
Increase (decrease) in net assets	327,316,253	57,931,270
Net assets at beginning of period	211,624,559	153,693,289
Net assets at end of period (including accumulated distributions in excess of net investment income of $89,906 and $88,491, respectively)	$538,940,812	$211,624,559

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.05	$8.89		$9.32		$9.23		$9.00
Income (loss) from investment operations: Net investment incomea	.23	.30		.31		.31		.35
Net realized and unrealized gain (loss)	(.03)	.16		(.42)		.09		.23
Total from investment operations	.20	.46		(.11)		.40		.58
Less distributions from: Net investment income	(.23)	(.30)		(.31)		(.31)		(.35)
Return of capital	—	—		(.01)		—		—
Total distributions	(.23)	(.30)		(.32)		(.31)		(.35)
Net asset value, end of period	$9.02	$9.05		$8.89		$9.32		$9.23
Total Return (%)b	2.21	5.22	c	(1.36	)c	4.50	c	6.62	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	103		71		106		119
Ratio of expenses before expense reductions (%)	.95	1.03		1.17		1.08		1.10
Ratio of expenses after expense reductions (%)	.95	.93		.76		.75		.70
Ratio of net investment income (%)	2.47	3.40		3.39		3.28		3.91
Portfolio turnover rate (%)	39	65		120		101		177
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.06	$8.90	$9.33	$9.23	$9.00
Income (loss) from investment operations: Net investment incomea	.15	.23	.24	.24	.28
Net realized and unrealized gain (loss)	(.03)	.15	(.42)	.10	.23
Total from investment operations	.12	.38	(.18)	.34	.51
Less distributions from: Net investment income	(.15)	(.22)	(.24)	(.24)	(.28)
Return of capital	—	—	(.01)	—	—
Total distributions	(.15)	(.22)	(.25)	(.24)	(.28)
Net asset value, end of period	$9.03	$9.06	$8.90	$9.33	$9.23
Total Return (%)b,c	1.31	4.51	(2.09)	3.72	5.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	3	4
Ratio of expenses before expense reductions (%)	1.85	1.86	1.92	1.89	1.89
Ratio of expenses after expense reductions (%)	1.80	1.66	1.51	1.50	1.45
Ratio of net investment income (%)	1.66	2.72	2.64	2.53	3.16
Portfolio turnover rate (%)	39	65	120	101	177
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.05	$8.88		$9.32		$9.22		$8.99
Income (loss) from investment operations: Net investment incomea	.16	.24		.24		.24		.28
Net realized and unrealized gain (loss)	(.03)	.16		(.43)		.10		.23
Total from investment operations	.13	.40		(.19)		.34		.51
Less distributions from: Net investment income	(.16)	(.23)		(.24)		(.24)		(.28)
Return of capital	—	—		(.01)		—		—
Total distributions	(.16)	(.23)		(.25)		(.24)		(.28)
Net asset value, end of period	$9.02	$9.05		$8.88		$9.32		$9.22
Total Return (%)b	1.52	4.40	c	(2.08	)c	3.73	c	5.85	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	35		34		27		26
Ratio of expenses before expense reductions (%)	1.72	1.81		1.82		1.80		1.81
Ratio of expenses after expense reductions (%)	1.72	1.67		1.51		1.50		1.46
Ratio of net investment income (%)	1.71	2.67		2.64		2.53		3.16
Portfolio turnover rate (%)	39	65		120		101		177
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.06	$8.90	$9.33	$9.24	$9.00
Income (loss) from investment operations: Net investment incomea	.25	.32	.33	.33	.37
Net realized and unrealized gain (loss)	(.03)	.16	(.42)	.09	.24
Total from investment operations	.22	.48	(.09)	.42	.61
Less distributions from: Net investment income	(.25)	(.32)	(.33)	(.33)	(.37)
Return of capital	—	—	(.01)	—	—
Total distributions	(.25)	(.32)	(.34)	(.33)	(.37)
Net asset value, end of period	$9.03	$9.06	$8.90	$9.33	$9.24
Total Return (%)b	2.41	5.50	(1.09)	4.75	7.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	42	27	12	7
Ratio of expenses before expense reductions (%)	.79	.89	.81	.79	.77
Ratio of expenses after expense reductions (%)	.77	.68	.51	.50	.46
Ratio of net investment income (%)	2.63	3.62	3.63	3.53	4.16
Portfolio turnover rate (%)	39	65	120	101	177
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.06	$8.90		$9.34		$9.24		$9.01
Income (loss) from investment operations: Net investment incomea	.25	.32		.33		.33		.37
Net realized and unrealized gain (loss)	(.03)	.16		(.43)		.10		.23
Total from investment operations	.22	.48		(.10)		.43		.60
Less distributions from: Net investment income	(.25)	(.32)		(.33)		(.33)		(.37)
Return of capital	—	—		(.01)		—		—
Total distributions	(.25)	(.32)		(.34)		(.33)		(.37)
Net asset value, end of period	$9.03	$9.06		$8.90		$9.34		$9.24
Total Return (%)	2.43	5.49	b	(1.09	)b	4.76	b	6.90	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	31		20		15		9
Ratio of expenses before expense reductions (%)	.73	.80		.78		.76		.76
Ratio of expenses after expense reductions (%)	.73	.68		.51		.50		.45
Ratio of net investment income (%)	2.70	3.64		3.63		3.53		4.17
Portfolio turnover rate (%)	39	65		120		101		177
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Ultra-Short Duration Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $24,470,000, including $23,273,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $1,197,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if neccessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$119,694
Capital loss carryforwards	$(24,470,000)
Net unrealized appreciation (depreciation) on investments	$1,016,078

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$9,044,787	$5,264,136

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $110,000,000 to $250,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $2,400,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $1,000,000 to $3,900,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $77,272,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of October 31, 2013. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,583,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended October 31, 2013, the Fund entered into options on interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased or written option contracts as of October 31, 2013. For the year ended October 31, 2013, the Fund invested in written option contracts with total values ranging from $0 to approximately $49,000, and purchased option contracts with total values ranging from $0 to approximately $52,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$1,049,134
Credit Contracts (a)	65,450
$1,114,584
Each of the above derivatives is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on swap contracts

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(1,538,935)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on futures

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(18,562)	$17,205	—	$(1,122,441)	$407,607	$(716,191)
Credit Contracts (a)	—	—	—	89,864	—	89,864
Foreign Exchange Contracts (b)	—	—	(88,942)	—	—	(88,942)
	$(18,562)	$17,205	$(88,942)	$(1,032,577)	$407,607	$(715,269)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swaps contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$1,958,693	$(1,528,310)	$430,383
Credit Contracts (a)	—	(40,797)	—	(40,797)
Foreign Exchange Contracts (b)	(8,986)	—	—	(8,986)
	$(8,986)	$1,917,896	$(1,528,310)	$380,600
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $417,005,299 and $130,015,605, respectively. Purchases and sales of U.S. Treasury securities aggregated $190,386 and $500,116, respectively.

For the year ended October 31, 2013, transactions for written options on futures were as follows:
	Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	101	30,138
Options closed	(101)	(30,138)
Outstanding, end of period	—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class B	1.81%
Class C	1.81%
Class S	.81%
Institutional Class	.81%

Effective October 1, 2013 through January 31, 2014, the

Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.13%
Class B	1.88%
Class C	1.88%
Class S	.88%
Institutional Class	.88%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $368,507, of which $44,681 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$52,355	$—	$14,582
Class B	1,023	508	198
Class C	8,615	—	2,495
Class S	16,553	13,892	—
Institutional Class	4,043	—	1,014
	$82,589	$14,400	$18,289

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$8,307	$759
Class C	360,238	36,988
	$368,545	$37,747

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$376,338	$94,422	.23%
Class B	2,762	572	.25%
Class C	119,950	26,529	.25%
	$499,050	$121,523

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $33,755.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for the Class B and C shares aggregated $3,961 and $30,538, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $33,559 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,555, of which $9,150 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,577.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,091,144	$190,435,364	6,759,936	$60,562,283
Class B	54,942	492,366	6,205	55,458
Class C	4,755,731	42,977,594	1,340,853	11,999,760
Class S	24,918,080	225,265,118	4,255,891	38,180,988
Institutional Class	5,667,086	51,202,456	2,283,770	20,496,258
		$510,372,898		$131,294,747
Shares issued to shareholders in reinvestment of distributions
Class A	420,981	$3,797,955	269,792	$2,408,830
Class B	1,792	16,211	4,750	42,364
Class C	74,212	669,440	76,775	684,406
Class S	237,310	2,140,202	74,974	670,295
Institutional Class	119,296	1,077,946	71,131	636,251
		$7,701,754		$4,442,146
Shares redeemed
Class A	(8,090,787)	$(72,939,345)	(3,700,053)	$(33,074,154)
Class B	(87,532)	(792,464)	(93,226)	(832,952)
Class C	(2,197,261)	(19,808,739)	(1,282,434)	(11,464,243)
Class S	(7,653,707)	(69,066,309)	(2,746,275)	(24,589,383)
Institutional Class	(2,962,164)	(26,716,562)	(1,227,601)	(10,972,585)
		$(189,323,419)		$(80,933,317)
Net increase (decrease)
Class A	13,421,338	$121,293,974	3,329,675	$29,896,959
Class B	(30,798)	(283,887)	(82,271)	(735,130)
Class C	2,632,682	23,838,295	135,194	1,219,923
Class S	17,501,683	158,339,011	1,584,590	14,261,900
Institutional Class	2,824,218	25,563,840	1,127,300	10,159,924
		$328,751,233		$54,803,576

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated DWS Funds during the year ended October 31, 2013 is as follows:
Affiliate	Value ($) at 10/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 10/31/2013
DWS Variable NAV Money Fund	—	5,004,498	—	—	5,445	5,004,498
Central Cash Management Fund	12,435,189	321,790,447	290,447,770	—	29,686	43,777,866
Total	12,435,189	326,794,945	290,447,770	—	35,131	48,782,364

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Ultra-Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Ultra-Short Duration Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,003.40	$999.00	$1,000.40	$1,005.40	$1,004.30
Expenses Paid per $1,000*	$4.85	$9.02	$8.67	$3.89	$3.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,020.37	$1,016.18	$1,016.53	$1,021.32	$1,021.42
Expenses Paid per $1,000*	$4.89	$9.10	$8.74	$3.92	$3.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Ultra-Short Duration Fund	.96%	1.79%	1.72%	.77%	.75%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Ultra-Short Duration Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DUSDF-2
(R-024974-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ULTRA SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$77,075	$0	$0	$0
2012	$60,843	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Ultra-Short Duration Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013